EXHIBIT 10.1.3

AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT AND CONSENT OF STOCKHOLDERS

AMENDMENT NO. 3 AND CONSENT OF STOCKHOLDERS dated as of May 15, 2001 (“Amendment No. 3”), among USS Holdings, Inc., a Delaware corporation (the “Corporation”), and the stockholders of the Corporation (each a “Stockholder” and collectively the “Stockholders”) listed on the signature pages hereof, to the Stockholders Agreement (the “Agreement”) dated as of February 9, 1996, as amended, among the Corporation and the Stockholders. In this Amendment No. 3, unless otherwise defined herein or unless the context requires otherwise, capitalized terms shall have the meaning ascribed to them in the Agreement.

1. The parties hereto, being the parties to the Agreement required to amend the Agreement in accordance with Section 18(a) thereof, hereby amend the Agreement, which amendment shall become effective upon execution of this Amendment No. 3 by the Corporation, a Majority of the Institutional Stockholders and a Majority of the DGHA Stockholders, as follows:

Section 2(a) of the Agreement is hereby deleted and replaced with the following:

“(a) Election of Directors Generally. Each Stockholder shall from time to time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause the Corporation to be managed at all times by a Board, consisting of eight members to be designated as follows:

(i)	for so long as D. George Harris and his Affiliates own 50% or more of the Securities (other than DGHA Restricted Shares) held by them on the Original Agreement Date, two directors shall be designated by D. George Harris, one of which designated directors shall be D. George Harris (each a “George Harris Director” and together the “George Harris Directors”);

(ii)	for so long as Anthony J. Petrocelli and his Affiliates own 50% or more of the Securities (other than DGHA Restricted Shares) held by them on the Original Agreement Date, one director shall be designated by Anthony J. Petrocelli (the “Petrocelli Director”);

(iii)	four directors shall be designated by a Majority of the Institutional Stockholders (each an “Initial Institutional Director” and together the “Initial Institutional Directors”);

(iv)	one director shall be the President of the Corporation;

(v)	for so long as D. George Harris shall be elected as a director he shall also be elected as the Chairman of the Board and Chief Executive Officer of the Corporation, and for so long as Anthony J. Petrocelli shall be elected as a director he shall also be elected as the Vice-Chairman of the Board;

Nothwithstanding the foregoing, in the event of a Termination Event with respect to D. George Harris or Anthony J. Petrocelli, the DGHA Stockholder with respect to which such Termination Event has occurred shall not be entitled to designate any directors and the Harris Directors or the Petrocelli Director, as applicable, shall thereafter be designated by the Majority of the DGHA Stockholders.”

2. The Requisite Stockholders consent, pursuant to Section 4(a)(vii) of the Agreement to the following amendment to the By-Laws so that Section 2.02 of the By-Laws shall read as follows:

“Directors need not be stockholders. The number of directors which shall constitute the whole Board shall be not less than three nor more than ten, and the number of directors which shall initially constitute the whole Board shall be eight, provided, however, that upon the occurrence of a Trigger Event (as defined in the Stockholders Agreement) and the giving of notice to the Corporation as provided by Section 2(b) of the Stockholders Agreement in connection therewith, the number of directors which shall then constitute the whole Board shall be increased by two and shall equal ten. Subject to the terms and conditions of the Stockholders Agreement, such number may be increased or decreased and subsequently again from time to time increased or decreased by an amendment to these By-Laws. For purposes of these By-Laws, “Stockholders Agreement” shall mean the Stockholders Agreement dated as of February 9, 1996 among the Corporation and the stockholders of the Corporation party thereto, as the same may be amended or modified from time to time.”

3. This Amendment No. 3 may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Amendment No. 3 to produce or account for more than one such counterpart.

4. All questions concerning the construction, interpretation and validity of this Amendment No. 3 shall be governed by, and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 on the date first written above.

USS HOLDINGS, INC.

By:

Name: Title:

J. P. MORGAN PARTNERS (23A SBIC), LLC

By:

Name: Title:

MASSACHUSSETTS MUTUAL LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc., its Investment Advisor

By:

Name: Title:

MASSMUTUAL CORPORATE INVESTORS

By:

Name: Title:

MASSMUTUAL PARTICIPATION INVESTORS

By:

Name: Title:

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

By:	David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager

By:

Name: Title:

D. George Harris

Anthony J. Petrocelli

Richard J. Donahue

Donald G. Kilpatrick

Richard J. Nick

Anne Cortazzi

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED NOVEMBER 18, 1994 F/B/O ROBERT HARRIS

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED NOVEMBER 18, 1994 F/B/O MARGARET HARRIS

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED NOVEMBER 18, 1994 F/B/O PAIGE COLEMAN

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED NOVEMBER 18, 1994 F/B/O KEITH COLEMAN

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED NOVEMBER 18, 1994 F/B/O AUGUSTUS NORTHRIDGE

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

TRUST UNDER AGREEMENT OF D. GEORGE HARRIS DATED JANUARY 31, 1995 F/B/O P.G.F. SCURR

By:

Anthony J. Petrocelli, Trustee

By:

Donald G. Kilpatrick, Trustee

THE PETROCELLI FAMILY TRUST, D. GEORGE HARRIS & CHARLES J. CASSATA, AS TRUSTEES

By:

D. George Harris, Trustee

By:

Charles J. Cassata, Trustee

TRUST UNDER AGREEMENT OF ANTHONY J. PETROCELLI DATED OCTOBER 29, 1990 F/B/O SERENA PETROCELLI

By:

Anthony J. Petrocelli, Trustee

By:

Charles J. Cassata, Trustee